EX-99.13.c.

                                      JNL SEPARATE ACCOUNT I (BASE CONTRACT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE



Non Standardized
The following example illustrates the total return for the Oppenheimer/JNL
Global Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL
Global Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on May 1, 2001..................................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................            $9,184
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................          (-8.16)%





                                      JNL SEPARATE ACCOUNT I (BASE CONTRACT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE



Non Standardized
The following example illustrates the total return for the Oppenheimer/JNL
Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL Growth
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on May 1, 2001..................................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................            $9,331
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................          (-6.69)%





                                      JNL SEPARATE ACCOUNT I (BASE CONTRACT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE



Non Standardized
The following example illustrates the total return for the AIM/JNL Large Cap
Growth Fund of a hypothetical Contract invested in the AIM/JNL Large Cap Growth
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................           $10,944
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................             9.44%





                                      JNL SEPARATE ACCOUNT I (BASE CONTRACT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE



Non Standardized
The following example illustrates the total return for the AIM/JNL Small Cap
Growth Fund of a hypothetical Contract invested in the AIM/JNL Small Cap Growth
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................           $11,572
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................            15.72%





                                      JNL SEPARATE ACCOUNT I (BASE CONTRACT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE



Non Standardized
The following example illustrates the total return for the AIM/JNL Value II Fund of a hypothetical Contract invested in the AIM/JNL Value II Fund of the JNL
Series Trust from the date the Fund was first available for investment through
December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................           $11,023
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................            10.23%





                                      JNL SEPARATE ACCOUNT I (BASE CONTRACT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE



Non Standardized
The following example illustrates the total return for the PIMCO/JNL Total
Return Bond Fund of a hypothetical Contract invested in the PIMCO/JNL Total
Return Bond Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................           $10,538
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................             5.38%





                                      JNL SEPARATE ACCOUNT I (BASE CONTRACT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE



Non Standardized
The following example illustrates the total return for the Lazard/JNL Small Cap
Value Fund of a hypothetical Contract invested in the Lazard/JNL Small Cap Value
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................           $10,373
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................             3.73%





                                      JNL SEPARATE ACCOUNT I (BASE CONTRACT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE



Non Standardized
The following example illustrates the total return for the Lazard/JNL Mid Cap
Value Fund of a hypothetical Contract invested in the Lazard/JNL Mid Cap Value
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................           $10,712
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................             7.12%




                                              JNL SEPARATE ACCOUNT I
                            (EARNINGS MAX AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Oppenheimer/JNL
Global Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL
Global Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 200....................................            $1,000
Ending redeemable value of the investment December 31, 2001
         (after deferred sales charge and contract
         maintenance charge)............................................................            $1,155
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals
         200%)..........................................................................            15.49%

Non Standardized
The following example illustrates the total return for the Oppenheimer/JNL
Global Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL
Global Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on May 1, 2001..................................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................            $9,165
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................          (-8.35)%





                                              JNL SEPARATE ACCOUNT I
                            (EARNINGS MAX AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Oppenheimer/JNL
Growth Fund of a hypothetical Contract invested in Oppenheimer/JNL Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 2001...................................            $1,000
Ending redeemable value of the investment December 31, 2001
         (after deferred sales charge and contract
         maintenance charge)............................................................              $861
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals
         200%)..........................................................................         (-13.95)%

Non Standardized
The following example illustrates the total return for the Oppenheimer/JNL
Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL Growth
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on May 1, 2001..................................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................            $9,312
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................          (-6.88)%




                                              JNL SEPARATE ACCOUNT I
                            (EARNINGS MAX AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the JNL/AIM Large Cap
Growth Fund of a hypothetical Contract invested in the JNL/Aim Large Cap Growth
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001
         (after deferred sales charge and contract
         maintenance charge)............................................................            $1,024
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals
         200%)..........................................................................             2.38%

Non Standardized
The following example illustrates the total return for the AIM/JNL Large Cap
Growth Fund of a hypothetical Contract invested in the AIM/JNL Large Cap Growth
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................           $10,938
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................             9.38%




                                              JNL SEPARATE ACCOUNT I
                            (EARNINGS MAX AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Small Cap
Growth Fund of a hypothetical Contract invested in the AIM/JNL Small Cap Growth
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001
         (after deferred sales charge and contract
         maintenance charge)............................................................            $1,087
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals
         200%)..........................................................................             8.67%

Non Standardized
The following example illustrates the total return for the AIM/JNL Small Cap
Growth Fund of a hypothetical Contract invested in the AIM/JNL Small Cap Growth
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................           $11,567
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................            15.67%




                                              JNL SEPARATE ACCOUNT I
                            (EARNINGS MAX AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Value II Fund of a hypothetical Contract invested in the AIM/JNL Value II Fund of the JNL
Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001
         (after deferred sales charge and contract
         maintenance charge)............................................................            $1,032
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals
         200%)..........................................................................             3.18%

Non Standardized
The following example illustrates the total return for the AIM/JNL Value II Fund of a hypothetical Contract invested in the AIM/JNL Value II Fund of the JNL
Series Trust from the date the Fund was first available for investment through
December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................           $11,018
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................            10.18%




                                              JNL SEPARATE ACCOUNT I
                            (EARNINGS MAX AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the PIMCO/JNL Total
Return Bond Fund of a hypothetical Contract invested in the PIMCO/JNL Total
Return Bond Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001
         (after deferred sales charge and contract
         maintenance charge)............................................................              $915
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals
         200%)..........................................................................          (-8.52)%

Non Standardized
The following example illustrates the total return for the PIMCO/JNL Total
Return Bond Fund of a hypothetical Contract invested in the PIMCO/JNL Total
Return Bond Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................           $10,507
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................             5.07%




                                              JNL SEPARATE ACCOUNT I
                            (EARNINGS MAX AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Lazard/JNL Small Cap
Value Fund of a hypothetical Contract invested in the Lazard/JNL Small Cap Value
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001
         (after deferred sales charge and contract
         maintenance charge)............................................................            $1,072
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals
         200%)..........................................................................             7.23%

Non Standardized
The following example illustrates the total return for the Lazard/JNL Small Cap
Value Fund of a hypothetical Contract invested in the Lazard/JNL Small Cap Value
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................           $10,342
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................             3.42%




                                              JNL SEPARATE ACCOUNT I
                            (EARNINGS MAX AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT)
                                      SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Lazard/JNL Mid Cap
Value Fund of a hypothetical Contract invested in the Lazard/JNL Mid Cap Value
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001
         (after deferred sales charge and contract
         maintenance charge)............................................................            $1,050
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms of a percentage (For example, 2 equals
         200%)..........................................................................             4.96%

Non Standardized
The following example illustrates the total return for the Lazard/JNL Mid Cap
Value Fund of a hypothetical Contract invested in the Lazard/JNL Mid Cap Value
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:
Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31,
         2001...........................................................................           $10,680
Total return for the period is the difference between the
         ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in terms of a percentage (For example,
         2 equal 200%)..................................................................             6.80%

